UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2014 (September 30, 2014)

GlobeImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35642	84-1353925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Infinite Drive Louisville, CO		80027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 —Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 30, 2014, Dr. Pennina Safer notified GlobeImmune, Inc. (“GlobeImmune”) that she was resigning from her position as a member of GlobeImmune’s board of directors, including her position as a member of the Nominating and Corporate Governance Committee thereof, effective as of September 30, 2014. Dr. Safer’s resignation was not the result of any disagreement with GlobeImmune on any matter relating to its operations, policies or practices, or regarding the general direction of the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobeImmune, Inc.

Dated: October 3, 2014

	By:	/s/ C. Jeffrey Dekker
C. Jeffrey Dekker
Vice President, Finance and Treasurer